                             PARTICIPATION AGREEMENT

                  THIS  AGREEMENT,  is made as of March 6,  2001,  by and  among
Security Benefit Life Insurance  Company  ("Company"),  on its own behalf and on behalf of Variable Annuity Account XIV,  established 6/26/00, a segregated asset account of the  Company  ("Account"),  Strong  Variable  Insurance  Funds,  Inc.
("Strong Variable") on behalf of the portfolios of Strong Variable listed on the attached  Exhibit  A, as such  Exhibit  may be  amended  from  time to time (the
"Designated  Portfolios"),  Strong Opportunity Fund II, Inc.  ("Opportunity Fund
II"), Strong Capital  Management,  Inc. (the "Adviser"),  the investment adviser and transfer agent for the Opportunity Fund II and Strong  Variable,  and Strong
Investments, Inc. ("Distributors"),  the distributor for Strong Variable and the
Opportunity Fund II (each, a "Party" and collectively, the "Parties").

                             PRELIMINARY STATEMENTS

         A.  Beneficial  interests  in Strong  Variable are divided into several series of  shares,  each  representing  the  interest  in a  particular  managed portfolio of securities and other assets (each, a "Portfolio").

         B.  To  the  extent   permitted  by  applicable   insurance   laws  and
regulations,  the Company intends to purchase shares of Opportunity  Fund II and the  Designated  Portfolios  ("Fund" or "Funds" shall be deemed to refer to each
Designated  Portfolio and to the  Opportunity  Fund II to the extent the context requires),  on behalf of the Account to fund the variable annuity contracts that use the Funds as an underlying investment medium (the "Contracts").

         C. The  Company,  Adviser and  Distributors  desire to  facilitate  the purchase  and  redemption  of shares of the Funds by the Company for the Account through one or more accounts,  which number shall be as mutually  agreed upon by the  parties,  in each Fund (each an "Omnibus  Account"),  to be  maintained  of record by the Company, subject to the terms and conditions of this Agreement.

         D. The Company desires to provide administrative services and functions
(the  "Services")  for  purchasers of Contracts  ("Owners")  who are  beneficial owners of shares  of the  Funds on the  terms and  conditions  set forth in this
Agreement.

                                   AGREEMENTS

The parties to this Agreement agree as follows:

1.  PERFORMANCE  OF  SERVICES.  Company  agrees to  perform  the  administrative functions and services  specified in Exhibit B attached to this  Agreement  with respect to the shares of the Funds beneficially owned by the Owners and included in the Account.  Nothing in this Agreement shall limit Company's right to engage one or more of its wholly owned subsidiaries (each, a "Designee") to provide all or any portion of the Services,  but no such engagement shall relieve Company of its duties, responsibilities or liabilities under this Agreement.

2.       THE OMNIBUS ACCOUNTS.

         2.1 Each  Omnibus  Account  will be opened  based upon the  information contained  in  Exhibit C to this  Agreement.  In  connection  with each  Omnibus
Account,  Company represents and warrants that it is authorized to act on behalf of each  Owner  effecting  transactions  in the  Omnibus  Account  and  that the information specified on Exhibit C to this Agreement is correct.

         2.2 Each Fund shall  designate  each  Omnibus  Account  with an account number.  These  account  numbers  will be the means of  identification  when the
Parties are transacting in the Omnibus Accounts.  The assets in the Accounts are segregated  from the Company's  general  account  assets.  The Adviser agrees to cause the Omnibus  Accounts to be kept open on each Fund's books, as applicable, regardless of a lack of activity or small position size except to the extent the
Company  takes  specific  action to close an Omnibus  Account or to the extent a
Fund's prospectus  reserves the right to close accounts which are inactive or of a small  position  size.  In the latter two cases,  the Adviser  will give prior notice to the Company before closing an Omnibus Account.

         2.3 The Company agrees to provide  Adviser such  information as Adviser or Distributors may reasonably  request concerning Owners as may be necessary or advisable to enable Adviser and  Distributors  to comply with  applicable  laws, including  state "Blue Sky" laws relating to the sales of shares of the Funds to the Accounts.

3.       FUND SHARES TRANSACTIONS.

         3.1 IN  GENERAL.  Shares  of the  Funds  shall be sold on behalf of the
Funds by Distributors  and purchased by Company for the Account and,  indirectly for the  appropriate  subaccount  thereof at the net asset  value next  computed after receipt by Distributors  of each order of the Company or its Designee,  in accordance with the provisions of this Agreement,  the then current prospectuses of the Funds,  and the Contracts.  Company may purchase  shares of the Funds for
its  own  account   subject  to  (a)  receipt  of  prior  written   approval  by
Distributors;  and (b) such purchases  being in accordance with the then current prospectuses of the Fund and the Contracts.  The Board of Directors of each Fund
("Directors") may refuse to sell shares of the applicable Fund to any person, or suspend  or  terminate  the  offering  of shares  of the Fund if such  action is required by law or by regulatory authorities having jurisdiction. Company agrees to purchase and redeem the shares of the Funds in accordance with the provisions of this Agreement, of the Contracts and of the then current prospectuses for the
Contracts  and Funds.  Except as permitted  by the terms of the  Contracts or as necessary  to  implement  transactions  initiated  by  Owners,  or as  otherwise permitted  by state or federal  laws or  regulations  including  any  exemptions therefrom,  Company  shall  not  redeem  shares  of  Funds  attributable  to the
Contracts.

         3.2 PURCHASE AND REDEMPTION ORDERS. On each day that a Fund is open for business (a "Business  Day"),  the Company or its Designee  shall  aggregate and calculate the net purchase or redemption  order it receives for the Account from the Owners for shares of the Fund that it received prior to the close of trading on the New York Stock  Exchange  (the "NYSE")  (i.e.  3:00 p.m.,  Central  time, unless the NYSE closes at an earlier  time in which case such earlier time shall apply) and  communicate to  Distributors,  by telephone or facsimile (or by such other means as the Parties to this  Agreement may agree to in writing),  the net aggregate purchase or redemption order (if any) for the Omnibus Account for such
Business Day (such  Business  Day is sometimes  referred to herein as the "Trade
Date"). The Company or its Designee will communicate such orders to Distributors prior to 9:00 a.m.,  Central  time, on the next Business Day following the Trade
Date. All trades communicated to Distributors by the foregoing deadline shall be treated by Distributors  as if they were received by  Distributors  prior to the close of trading on the Trade Date.

         3.3 SETTLEMENT OF TRANSACTIONS.

             (a)  PURCHASES.  Company or its Designee  will wire, or arrange for the wire of, the purchase  price of each purchase order to the custodian for the
Fund in accordance  with written  instructions  provided by  Distributors to the
Company so that either (i) such funds are received by the custodian for the Fund prior to 12:00 p.m.,  Central time, on the next Business Day following the Trade
Date,  or (ii)  Distributors  is  provided  with a  Federal  Funds  wire  system reference number prior to such 12:00 p.m.  deadline  evidencing the entry of the wire transfer of the purchase price to the applicable custodian into the Federal
Funds wire system prior to such time. Company agrees that if it fails to provide funds to the Fund's  custodian by the close of business on the next Business Day following  the  Trade  Date,  then,  at the  option  of  Distributors,  (A)  the transaction  may be  canceled,  or (B) the  transaction  may be processed at the next-determined  net asset value for the  applicable  Fund after  purchase order funds are received. In such event, the Company shall indemnify and hold harmless
Distributors,  Adviser  and the Funds  from any  actual  liabilities,  costs and damages  either may suffer as a result of such  failure  (but in no event  shall such amounts include any special or consequential damages).

             (b) REDEMPTIONS.  The Adviser will use its best efforts to cause to be transmitted to such custodial account as Company shall direct in writing, the proceeds  of all  redemption  orders  placed by Company or its  Designee by 9:00
a.m., Central time, on the Business Day immediately following the Trade Date, by wire  transfer of Federal Funds on that  Business  Day.  Should  Adviser need to extend the  settlement  on a trade,  it will  contact  Company  to  discuss  the extension but in no event shall  settlement be extended beyond the time provided for in the  Investment  Company Act of 1940.  For  purposes of  determining  the length of settlement, Adviser agrees to treat the Account no less favorably than other shareholders of the Funds. Each wire transfer of redemption proceeds shall indicate,  on the Federal Funds wire system, the amount thereof  attributable to each Fund; provided,  HOWEVER,  that if the number of entries would be too great to be transmitted  through the Federal Funds wire system,  the Adviser shall, on the day the wire is sent,  fax such entries to Company or if possible,  send via direct or indirect  systems  access until  otherwise  directed by the Company in writing.

         3.4 BOOK ENTRY ONLY.  Issuance and transfer of shares of a Fund will be by book entry only. Stock  certificates will not be issued to the Company or the
Account.  Shares of the Funds ordered from  Distributors will be recorded in the appropriate book entry title for the Account.

         3.5  DISTRIBUTION  INFORMATION.  The Adviser or Distributors  shall use their best  efforts to provide the Company  with all  distribution  announcement information  as soon as it is  announced by the Funds but in no event later than
5:30 p.m. Central time on the payable date. The distribution  information  shall set forth, as applicable, ex-dates, record date, payable date, distribution rate per share,  record date share balances,  cash and reinvested payment amounts and all other information  reasonably requested by the Company.  Where possible, the
Adviser or  Distributors  shall  provide  the  Company  with  direct or indirect systems  access  to  the  Adviser's  systems  for  obtaining  such  distribution information.

         3.6  REINVESTMENT.  The Company  elects to reinvest all  dividends  and capital  gains  distributions  automatically  on the payable date in  additional shares of the applicable  Fund at net asset value in accordance with each Fund's then current prospectus;  provided, however, that the Company reserves the right to revoke this election.

         3.7 PRICING  INFORMATION.  Distributors  shall use its best  efforts to furnish to the Company  prior to 5:30 p.m.,  Central  time, on each Business Day each Fund's  closing net asset value for that day, and for those Funds for which such information is calculated,  the daily accrual for interest rate factor (mil rate).  Such  information  shall be communicated  via fax, or indirect or direct systems access acceptable to the Company.

         3.8 PRICE ERRORS.

             (a) NOTIFICATION. If an adjustment is required in accordance with a
Fund's then current policies on reimbursement ("Fund Reimbursement Policies") to correct  any  error in the  computation  of the net asset  value of Fund  shares
("Price  Error"),  Adviser  or  Distributors  shall  notify  Company  as soon as practicable after discovering the Price Error.  Notice may be made via facsimile or via direct or indirect  systems  access and shall state the incorrect  price, the correct price and, to the extent  communicated  to the Fund's  shareholders, the reason for the price change.

             (b)  UNDERPAYMENTS.  If a Price Error  causes an Account to receive less than the amount to which it  otherwise  would have been  entitled,  Adviser shall  make  all  necessary  adjustments  (subject  to  the  Fund  Reimbursement
Policies)  so that the Account  receives  the amount to which it would have been entitled

             (c)  OVERPAYMENTS.  If a Price  Error  causes an Account to receive more than the amount to which it otherwise  would have been  entitled,  Company, when requested by Adviser (in accordance with the Fund Reimbursement  Policies), will use its best  efforts to collect such excess  amounts  from the  applicable
Owners.

             (d) FUND REIMBURSEMENT POLICIES.  Adviser agrees to treat Company's customers no less  favorably  than  Adviser  treats its retail  shareholders  in applying the provisions of paragraphs 3.8(b) and 3.8(c).

             (e) EXPENSES.  Adviser shall  reimburse  Company for all reasonable and necessary  out-of-pocket  expenses incurred by Company for payroll overtime, stationery  and postage in adjusting  Owner  accounts  affected by a Price Error described in paragraphs 3.8(b) and 3.8(c). Company shall use its best efforts to mitigate all expenses  which may be  reimbursable  under this section 3.8(e) and agrees  that  payroll  overtime  shall not  include  any time spent  programming
computers  or  otherwise  customizing   Company's   recordkeeping  system.  Upon
requesting  reimbursement,  Company  shall  present an itemized  bill to Adviser detailing the costs for which it seeks reimbursement.

         3.9 AGENCY. Distributors hereby appoints the Company or its Designee as its  agent  for  the  limited  purpose  of  accepting  purchase  and  redemption instructions  from the Owners for the purchase and  redemption  of shares of the
Funds by the Company on behalf of Account.

         3.10 QUARTERLY  REPORTS.  Adviser agrees to provide Company a statement of Fund assets as soon as practicable  and in any event within 30 days after the end of each fiscal  quarter,  and a statement  certifying  the compliance by the
Funds  during that fiscal  quarter  with the  diversification  requirements  and qualification  as a regulated  investment  company.  In the event of a breach of
Section 6.4(a),  Adviser will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Treasury Regulation 1.817-5.

         3.11 NO SALES TO PUBLIC.  The Funds and Distributors  agree that shares of the Funds will be sold only to  participating  insurance  companies and their separate accounts. No shares of any Fund will be sold to the general public.

         3.12 REQUIRED PROVISIONS.  The Funds and the Distributors will not sell any  Fund's  shares to any  insurance  company  or  separate  account  unless an agreement  containing  provisions  substantially the same as Articles 3, 4, 6, 9 and 10 of this Agreement is in effect to govern such sales.

4. PROXY SOLICITATIONS AND VOTING. The Company shall, at its expense, distribute or arrange for the distribution of all proxy materials furnished by the Funds to the Account and shall: (a) solicit voting instructions from Owners; (b) vote the
Fund shares in accordance with instructions  received from Owners;  and (c) vote the Fund shares for which no instructions have been received,  as well as shares attributable to it, in the same proportion as Fund shares for which instructions have been received from Owners, so long as and to the extent that the Securities and  Exchange  Commission  (the "SEC")  continues to  interpret  the  Investment
Company Act of 1940, as amended (the "1940 Act"), to require pass-through voting privileges for various contract  owners.  The Company and its Designees will not
recommend   action  in  connection  with,  or  oppose  or  interfere  with,  the solicitation  of  proxies  for the  Fund  shares  held  for  Owners.  The  costs associated  with  printing such proxies,  as well as the costs  associated  with printing proxy cards and the costs of tabulation, shall be borne by the Funds.

5.       CUSTOMER COMMUNICATIONS.

         5.1  PROSPECTUSES.  The Adviser or Distributors,  at its expense,  will provide the Company with as many copies of the current  prospectus for the Funds
as  the  Company  may  reasonably   request  for  distribution  to  existing  or
prospective  Owners.  The  cost of  distributing  prospectuses  to  existing  or prospective  Owners  shall be borne by the  Company.  The  Company may choose to receive camera-ready film (or other electronic media which is mutually agreeable to the parties) in lieu of receiving  printed  copies of the Funds'  prospectus;
provided that Adviser and  Distributors  have the capability of transmitting the prospectus in such format.  If the Company chooses to receive  camera-ready film
(or other  electronic  media) the  Adviser or  Distributor  will  reimburse  the
Company for its cost of printing the prospectus;  provided however,  in no event shall such cost exceed the cost Adviser or Distributors  would have incurred had
Adviser or Distributors printed the prospectus.

         5.2  SHAREHOLDER  MATERIALS.  The Adviser and  Distributors  shall,  as applicable, provide in bulk to the Company or its authorized representative,  at a single  address and at no expense to the Company,  the  following  shareholder communications  materials  prepared  for  circulation  to Owners  in  quantities requested by the Company which are  sufficient  to allow mailing  thereof by the
Company and, to the extent required by applicable  law, to all Owners:  proxy or information statements, annual reports, semi-annual reports, and all initial and updated prospectuses, supplements and amendments thereof. None of the Funds, the
Adviser or Distributors  shall be responsible for the cost of distributing  such materials to Owners.

6.       REPRESENTATIONS AND WARRANTIES.

         6.1 The Company represents and warrants that:

             (a) It is an insurance  company duly organized and in good standing under  the laws of the  State of  Kansas  and that it has  legally  and  validly established  the Account  prior to any  issuance or sale thereof as a segregated asset  account and that the Company has and will  maintain the capacity to issue all Contracts that may be sold; and that it is and will remain duly  registered, licensed,  qualified  and in good  standing  to sell  the  Contracts  in all the jurisdictions in which such Contracts are to be offered or sold;

             (b) It and each of its Designees is and will remain duly registered and licensed  under all  applicable  federal and state  securities and insurance laws and shall perform its obligations under this Agreement in compliance in all material respects with any applicable state and federal laws;

             (c) The Contracts are and will be registered  under the  Securities
Act of 1933,  as amended (the "1933 Act"),  and are and will be  registered  and qualified for sale in the states where so required;  and the Account is and will be registered  as a unit  investment  trust in accordance  with the 1940 Act and shall be a segregated investment account for the Contracts;

             (d) The Contracts are currently treated as annuity contracts, under applicable  provisions  of the Internal  Revenue  Code of 1986,  as amended (the
"Code"),  and the Company will maintain such treatment and will notify  Adviser,
Distributors  and Funds  promptly  upon having a reasonable  basis for believing that the  Contracts  have  ceased to be so  treated or that they might not be so treated in the future;

             (e) It and each of its Designees is registered as a transfer  agent pursuant to Section 17A of the Securities  Exchange Act of 1934, as amended (the
"1934 Act"), or is not required to be registered as such;

             (f) To the extent  required by  applicable  law,  the  arrangements provided for in this Agreement will be disclosed to the Owners; and

             (g) It is registered as a broker-dealer  under the 1934 Act and any applicable  state  securities  laws,  including as a result of entering into and performing  the Services set forth in this  Agreement,  or is not required to be registered as such.

         6.2 The Funds each represent and warrant that:

             (a) Fund shares sold  pursuant  to this  Agreement  are and will be registered  under the 1933 Act and any applicable  state securities laws and the
Fund is and will be  registered  as a registered  investment  company  under the
Investment Company Act of 1940;

             (b) It is  currently  qualified as a Regulated  Investment  Company under  Subchapter  M of  the  Code,  and  that  each  Fund  will  maintain  such qualification  (under  Subchapter M or any successor or similar  provision)  and that the Company will be notified immediately upon having a reasonable basis for believing  that any Fund has  ceased to so qualify or that any Fund might not so qualify in the future;

         6.3 Distributors represents and warrants that:

             (a) It is and will be a member  in good  standing  of the  National
Association of Securities Dealers, Inc. ("NASD")and is and will be registered as a broker-dealer with the SEC; and

             (b) It will sell and distribute  Fund shares in accordance with all applicable state and federal laws and regulations.

             (c) It will perform its  obligations for the Funds in compliance in
all  material   respects  with  all  applicable   state  and  federal  laws  and
regulations.

         6.4 Adviser represents and warrants that:

             (a) Each Fund has complied and will continue to comply with Section
817(h) of the Code and Treasury  Regulation 1.817-5 (or any successor or similar provisions)  relating to the diversification  requirements for variable annuity, endowment,  or life  insurance  contracts  and that it will  notify the  Company immediately  upon  having a  reasonable  basis for  believing  that any Fund has ceased to so comply or that any Fund might not so comply in the future.

             (b) It is and will remain duly  registered  and licensed  under all applicable federal and state securities and insurance laws and shall perform its obligations under this Agreement in compliance in all material respects with any applicable state and federal laws.

         6.5 Each of the Parties to this  Agreement  represents  and warrants to the others that:

             (a) It has full power and authority  under  applicable law, and has taken all action  necessary,  to enter into and perform this  Agreement  and the person  executing this Agreement on its behalf is duly  authorized and empowered to execute and deliver this Agreement;

             (b)  This  Agreement  constitutes  its  legal,  valid  and  binding obligation,  enforceable  against it in  accordance  with its terms and it shall comply in all material respects with all laws, rules and regulations  applicable to it by virtue of entering into this Agreement;

             (c) No consent or authorization of, filing with, or other act by or in respect of any  governmental  authority,  is required in connection  with the execution, delivery, performance, validity or enforceability of this Agreement;

             (d) The execution,  performance and delivery of this Agreement will not  result  in it  violating  any  applicable  law or  breaching  or  otherwise impairing any of its contractual obligations;

             (e) Each Party to this Agreement is entitled to rely on any written records or instructions provided to it by another Party; and

             (f) Its directors,  officers,  employees,  and investment advisers, and other  individuals/entities  dealing with the money or  securities of a Fund are and shall continue to be at all times covered by a blanket  fidelity bond or similar  coverage  for the  benefit  of the Fund in an amount  not less than the amount required by the applicable  rules of the NASD and the federal  securities laws,  which bond shall include  coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

7.       SALES MATERIAL AND INFORMATION

         7.1 NASD FILINGS.  Upon the request of Distributors,  the Company shall promptly inform  Distributors as to the status of all sales  literature  filings pertaining to the Funds and shall promptly notify  Distributors of all approvals or disapprovals of sales literature  filings with the NASD. For purposes of this
Section 7, the phrase "sales literature or other promotional  material" shall be construed in accordance with all applicable securities laws and regulations.

         7.2  COMPANY  REPRESENTATIONS.  Neither  the  Company  nor  any  of its
Designees shall make any material  representations  concerning the Adviser,  the
Distributors,  or a Fund other than the information or representations contained in: (a) a registration statement of the Fund or prospectus of a Fund, as amended or  supplemented  from time to time; (b) published  reports or statements of the
Funds  which are in the public  domain or are  approved by  Distributors  or the
Funds; or (c) sales literature or other  promotional  material of the Funds. For purposes of this Section 7, the phrase "sales  literature  or other  promotional material" shall be construed in accordance  with all applicable  securities laws and regulations.

         7.3 ADVISER,  DISTRIBUTORS AND FUND  REPRESENTATIONS.  None of Adviser,
Distributors or any Fund shall make any material representations  concerning the
Company or its Designees other than the information or representations contained in: (a) a registration statement or prospectus for the Contracts,  as amended or supplemented  from time to time;  (b)  published  reports or  statements  of the
Contracts or the Account  which are in the public  domain or are approved by the
Company; or (c) sales literature or other promotional material of the Company.

         7.4  TRADEMARKS,  ETC. Except to the extent required by applicable law, no Party shall use any other Party's names, logos,  trademarks or service marks, whether registered or unregistered, without the prior consent of such Party.

         7.5  INFORMATION   FROM   DISTRIBUTORS   AND  ADVISER.   Upon  request,
Distributors  or Adviser will  provide to Company at least one complete  copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements,  solicitations for voting instructions,  applications for exemptions, requests for no action letters, and all amendments to any of the above,  that relate to the Funds,  in final form as filed with the SEC, NASD and other regulatory authorities.

         7.6  INFORMATION  FROM COMPANY.  Upon request,  Company will provide to
Distributors  at  least  one  complete  copy  of  all  registration  statements, prospectuses,  Statements of Additional Information,  reports, solicitations for
voting   instructions,   sales  literature  and  other  promotional   materials,
applications  for exemptions,  requests for no action letters and all amendments to any of the above,  that relate to a Fund and the Contracts,  in final form as filed with the SEC, NASD and other regulatory authorities.

         7.7 REVIEW OF MARKETING  MATERIALS.  If so  requested  by Company,  the
Adviser or Distributors will use its best efforts to review sales literature and other  marketing  materials  prepared by Company which relate to the Funds,  the
Adviser or Distributors for factual accuracy as to such entities,  provided that the  Adviser or  Distributors  is provided  at least five (5)  Business  Days to review such  materials.  Neither the Adviser nor  Distributors  will review such materials for compliance with applicable laws. Company shall provide the Adviser with copies of all sales literature and other marketing materials which refer to the Funds, the Adviser or Distributors within five (5) Business Days after their first use,  regardless  of whether the Adviser or  Distributors  has  previously reviewed such materials. If so requested by the Adviser or Distributors, Company shall cease to use any sales  literature or marketing  materials  which refer to the  Funds,  the  Adviser  or  Distributors  that the  Adviser  or  Distributors determines to be inaccurate, misleading or otherwise unacceptable.

8.       FEES AND EXPENSES.

         8.1 FUND  REGISTRATION  EXPENSES.  Fund or Distributors  shall bear the cost of registration and qualification of Fund shares; preparation and filing of
Fund  prospectuses  and  registration  statements,  proxy materials and reports;
preparation  of all  other  statements  and  notices  relating  to the  Fund  or
Distributors  required  by any federal or state law;  payment of all  applicable fees, including,  without limitation,  any fees due under Rule 24f-2 of the 1940
Act,  relating  to a Fund;  and all taxes on the  issuance  or  transfer of Fund shares on the Fund's records.

         8.2 CONTRACT REGISTRATION EXPENSES. The Company shall bear the expenses for the  costs  of  preparation  and  filing  of the  Company's  prospectus  and registration  statement with respect to the Contracts;  preparation of all other statements and notices relating to the Account or the Contracts  required by any federal or state law;  expenses for the  solicitation  and sale of the Contracts including all costs of printing and distributing  all copies of  advertisements, prospectuses, Statements of Additional Information, proxy materials, and reports to Owners or potential  purchasers  of the  Contracts as required by  applicable state and federal law; payment of all applicable fees relating to the Contracts;
all costs of drafting,  filing and  obtaining  approvals of the Contracts in the various states under applicable insurance laws; filing of annual reports on form
N-SAR, and all other costs associated with ongoing compliance with all such laws and its obligations under this Agreement.

9.       INDEMNIFICATION.

         9.1 INDEMNIFICATION BY COMPANY.

             (a)  Company  agrees to  indemnify  and hold  harmless  the  Funds,
Adviser and Distributors and each of their  directors,  officers,  employees and agents,  and each person, if any, who controls any of them within the meaning of
Section 15 of the 1933 Act (each, an "Indemnified  Party" and collectively,  the
"Indemnified Parties" for purposes of this Section 9.1) from and against any and all losses, claims,  damages,  liabilities (including amounts paid in settlement with the written consent of Company),  and expenses  including  reasonable legal
fees  and  expenses,   (collectively,   hereinafter  "Losses"),   to  which  the
Indemnified Parties may become subject under any statute,  regulation, at common law or otherwise  insofar as such Losses are related to the sale or  acquisition of, or investment in, the Funds' shares or the Contracts and:

                           (i)  arise  out  of or  are  based  upon  any  untrue
statements or alleged  untrue  statements of any material fact  contained in the registration  statement,  prospectus  or sales  literature  for the Contracts or contained  in the  Contracts  (or  any  amendment  or  supplement  to any of the foregoing),  or arise  out of or are  based  upon the  omission  or the  alleged omission  to state  therein a material  fact  required  to be stated  therein or necessary to make the  statements  therein not  misleading,  PROVIDED  that this paragraph  9.1(a) shall not apply as to any Indemnified  Party if such statement or omission or such alleged  statement or omission was made in reliance upon and in conformity with written information furnished to Company by or on behalf of a
Fund,  Distributors  or  Adviser  for  use  in  the  registration  statement  or prospectus for the Contracts or in the Contracts or in sales  literature (or any amendment or supplement) or otherwise for use in connection with the sale of the
Contracts or Fund shares; or

                           (ii) arise out of, or as a result of,  statements  or
representations  (other than statements or representations  provided by Adviser,
Distributors,  Funds or any person under their  control) or unlawful  conduct of
Company,  its Designees or its agents,  with respect to the sale or distribution of the Contracts or Fund shares; or

                           (iii)  arise out of any untrue  statement  or alleged
untrue  statement  of a material  fact  contained in a  registration  statement, prospectus,  or sales  literature  covering a Fund or any  amendment  thereof or supplement  thereto,  or the  omission or alleged  omission  to state  therein a material fact required to be stated therein, or necessary to make the statements therein not  misleading,  if such a statement  or omission  was made in reliance upon and in conformity with written information  furnished to a Fund, Adviser or
Distributors by or on behalf of Company; or

                           (iv) arise out of, or as a result  of,  any  material
failure by Company,  its  Designees or persons under the Company's or Designees'
control to provide the Services and furnish the materials contemplated under the terms of this Agreement; or

                           (v) arise out of, or result from, any material breach
of any  representation  or warranty  made by Company,  its  Designees or persons under the Company's or Designees'  control in this  Agreement or arise out of or result  from any  other  material  breach  of this  Agreement  by  Company.  its
Designees or persons under the Company's or  Designees'  control;  as limited by and in accordance with the provisions of Sections 9.1(b) and 9.1(c) hereof; or

                           (vi)  arise out of, or as a result of,  adherence  by
Adviser  or  Distributors  to  instructions  that it  reasonably  believes  were originated by an authorized  agent of Company.  For purposes of this  paragraph,
"authorized  agent of Company"  shall mean any individual set forth in Exhibit E to  this  Agreement.  This  indemnification  provision  is in  addition  to  any liability which the Company or its Designees may otherwise have.

             (b)  Company  shall  not  be  liable  under  this   indemnification
provision  with  respect  to any  Losses  to which an  Indemnified  Party  would otherwise be subject by reason of such Indemnified Party's willful  misfeasance, bad faith, or gross  negligence in the performance of such  Indemnified  Party's
duties  or  by  reason  of  such  Indemnified   Party's  reckless  disregard  of
obligations  or duties  under  this  Agreement  or to the  Funds,  whichever  is applicable.

             (c)  Company  shall  not  be  liable  under  this   indemnification
provision  with  respect to any claim made against an  Indemnified  Party unless such  Indemnified  Party  shall  have  notified  Company  in  writing  within  a
reasonable   time  after  the  summons  or  other  first  legal  process  giving information  of the  nature  of the  claim  shall  have  been  served  upon such
Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Company of any such claim  shall not relieve  Company  from any  liability  which it may have to the
Indemnified Party otherwise than on account of this  indemnification  provision.
In case any such  action  is  brought  against  any  Indemnified  Party,  and it notified the indemnifying  Party of the commencement  thereof,  the indemnifying
Party will be entitled  to  participate  therein  and, to the extent that it may wish, assume the defense thereof,  with counsel reasonably  satisfactory to such
Indemnified  Party. After notice from the indemnifying Party of its intention to assume the defense of an action,  the Indemnified  Party shall bear the expenses of any additional  counsel obtained by it, and the indemnifying  Party shall not be liable to such  Indemnified  Party under this  Section for any legal or other expenses  subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable  costs of  investigation.  The Indemnified
Party may not settle any action without the written consent of the  indemnifying
Party.  The  indemnifying  Party may not settle any action  without  the written consent of the Indemnified  Party unless such settlement  completely and finally releases the  Indemnified  Party from any and all  liability.  In either  event, consent shall not be unreasonably withheld.

             (d) The  Indemnified  Parties will promptly  notify  Company of the commencement of any litigation or proceedings against the Indemnified Parties in connection  with the  issuance  or sale of Fund shares or the  Contracts  or the operation of a Fund.

         9.2 INDEMNIFICATION BY ADVISER AND DISTRIBUTORS.

             (a) Adviser and Distributors  agrees to indemnify and hold harmless
Company  and each of its  directors,  officers,  employees  and  agents and each person,  if any,  who controls  Company  within the meaning of Section 15 of the
1933 Act (each,  an  "Indemnified  Party"  and  collectively,  the  "Indemnified
Parties"  for  purposes of this Section 9.2) from and against any and all Losses to  which  the  Indemnified  Parties  may  become  subject  under  any  statute, regulation,  at common law or  otherwise,  insofar as such Losses are related to the sale or acquisition of, or investment in, the Funds' shares or the Contracts and:

                           (i)  arise  out  of or  are  based  upon  any  untrue
statement or alleged  untrue  statement of any  material  fact  contained in the registration  statement  or  prospectus  or sales  literature  of a Fund (or any amendment or supplement to any of the  foregoing),  or arise out of or are based upon the  omission or the  alleged  omission  to state  therein a material  fact required to be stated  therein or necessary to make the  statements  therein not misleading,  PROVIDED  that  this  Section  9.2(a)  shall  not  apply  as to any
Indemnified  Party if such  statement or omission or such  alleged  statement or omission was made in reliance  upon and in conformity  with written  information furnished to a Fund,  Adviser or Distributors by or on behalf of Company for use in the  registration  statement or prospectus for a Fund or in sales  literature
(or any amendment or  supplement)  or otherwise  for use in connection  with the sale of the Contracts or Fund shares; or

                           (ii) arise out of, or as a result of,  statements  or
representations  (other than statements or representations  provided by Company, its Designee or any person under their  control) or unlawful  conduct of Adviser or  Distributors  or  persons  under its  control,  with  respect to the sale or distribution of Fund shares; or

                           (iii)  arise out of any untrue  statement  or alleged
untrue  statement  of a material  fact  contained in a  registration  statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement  thereto,  or the omission or alleged  omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading,  if such statement or omission was made in reliance upon and in conformity with written information  furnished to Company by or on behalf of Adviser or Distributors; or

                           (iv) arise out of, or as a result  of,  any  material
failure by Adviser,  Distributors  or the Funds or persons  under its control to provide the Services and furnish the materials  contemplated  under the terms of this Agreement; or

                           (v) arise out of or result from any  material  breach
of any representation or warranty made by Adviser,  Distributors or the Funds or persons  under its control in this  Agreement or arise out of or result from any other material breach of this Agreement by Adviser, Distributors or the Funds or persons under its control;  as limited by and in accordance  with the provisions of Sections 9.2(b) and 9.2(c) hereof.

                  This indemnification provision is in addition to any liability which Adviser and Distributors may otherwise have.

             (b)  Adviser  and  Distributors  shall  not be  liable  under  this indemnification  provision  with  respect to any Losses to which an  Indemnified
Party would otherwise be subject by reason of such  Indemnified  Party's willful misfeasance,  bad  faith,  or  gross  negligence  in  the  performance  of  such
Indemnified  Party's duties or by reason of such  Indemnified  Party's  reckless disregard  of  obligations  and duties  under  this  Agreement  or the  Account, whichever is applicable.

             (c)  Adviser  and  Distributors  shall  not be  liable  under  this indemnification  provision with respect to any claim made against an Indemnified
Party unless such Indemnified Party shall have notified Adviser and Distributors in writing  within a  reasonable  time after the  summons or other  first  legal process  giving  information  of the nature of the claim  shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated  agent),  but failure to notify Adviser and  Distributors of any such claim shall not relieve  Adviser and  Distributors from any liability which it may have to the Indemnified  Party otherwise than on account of this  indemnification  provision.  In case any such action is brought against any Indemnified  Party,  and it notified the  indemnifying  Party of the commencement  thereof,  the  indemnifying  Party will be entitled to participate therein and, to the extent that it may wish,  assume the defense  thereof,  with counsel reasonably satisfactory to such Indemnified Party. After notice from the indemnifying  Party of its  intention  to assume the  defense of an action,  the
Indemnified Party shall bear the expenses of any additional  counsel obtained by it, and the  indemnifying  Party shall not be liable to such  Indemnified  Party under this Section for any legal or other expenses subsequently incurred by such
Indemnified  Party in connection  with the defense thereof other than reasonable costs of investigation.  The Indemnified Party may not settle any action without the written consent of the indemnifying  Party.  The indemnifying  Party may not settle any action without the written  consent of the  Indemnified  Party unless such settlement  completely and finally releases the Indemnified  Party from any and all liability. In either event, consent shall not be unreasonably withheld.

             (d) The  Indemnified  Parties  will  promptly  notify  Adviser  and
Distributors of the  commencement  of any litigation or proceedings  against the
Indemnified  Parties in connection with the issuance or sale of the Contracts or the operation of the Account.

10.      POTENTIAL CONFLICTS.

         10.1  MONITORING BY DIRECTORS FOR CONFLICTS OF INTEREST.  The Directors
of each  Fund will  monitor  the Fund for any  potential  or  existing  material irreconcilable conflict of interest between the interests of the contract owners of all separate  accounts  investing  in the Fund,  including  such  conflict of interest  with  any  other  separate  account  of any  other  insurance  company investing  in the Fund.  An  irreconcilable  material  conflict  may arise for a variety of reasons,  including:  (a) an action by any state insurance regulatory authority;  (b) a change in  applicable  federal  or state  insurance,  tax,  or securities  laws or  regulations,  or a public  ruling,  private  letter ruling, no-action or  interpretive  letter,  or any similar action by insurance,  tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of the Fund are being managed; (e) a difference in voting instructions given by variable annuity contract  owners and  variable  life  insurance  contract  owners or by contract owners of  different  life  insurance  companies  utilizing  the Fund;  or (f) a decision  by  Company  to  disregard  the voting  instructions  of  Owners.  The
Directors shall promptly inform the Company,  in writing, if they determine that an irreconcilable material conflict exists and the implications thereof.

         10.2  MONITORING BY THE COMPANY FOR CONFLICTS OF INTEREST.  The Company
will promptly  notify the  Directors,  in writing,  of any potential or existing material  irreconcilable  conflicts  of  interest,  as described in Section 10.1 above,  of which it is aware.  The Company will assist the Directors in carrying out  their  responsibilities  under any  applicable  provisions  of the  federal securities laws and any exemptive orders granted by the SEC ("Exemptive Order"), by providing the Directors,  in a timely manner, with all information reasonably necessary for the Directors to consider any issues raised. This includes, but is not limited to, an obligation  by the Company to inform the  Directors  whenever
Owner voting instructions are disregarded.

         10.3 REMEDIES. If it is determined by a majority of the Directors, or a majority of disinterested  Directors,  that a material  irreconcilable  conflict exists,  as  described  in Section  10.1 above,  the Company  shall,  at its own
expense  take   whatever   steps  are  necessary  to  remedy  or  eliminate  the
irreconcilable  material conflict, up to and including,  but not limited to: (a)
withdrawing  the assets  allocable to some or all of the separate  accounts from the  applicable  Fund and  reinvesting  such  assets in a  different  investment medium,  including (but not limited to) another fund managed by the Adviser,  or submitting the question whether such segregation should be implemented to a vote of all  affected  Owners  and,  as  appropriate,  segregating  the assets of any particular  group that votes in favor of such  segregation,  or  offering to the affected owners the option of making such a change;  and (b)  establishing a new registered management investment company or managed separate account.

         10.4 CAUSES OF CONFLICTS OF INTEREST.

             (a)  STATE  INSURANCE  REGULATORS.  If  a  material  irreconcilable conflict  arises  because a  particular  state  insurance  regulator's  decision applicable to the Company conflicts with the majority of other state regulators, then  the  Company  will  withdraw  the  affected  Account's  investment  in the applicable Fund and terminate this Agreement with respect to such Account within the period of time  permitted by such  decision,  but in no event later than six months after the Directors  inform the Company in writing that it has determined that such decision has created an irreconcilable  material  conflict;  PROVIDED,
HOWEVER,  that such  withdrawal and  termination  shall be limited to the extent required by the foregoing  material  irreconcilable  conflict as determined by a majority of the disinterested Directors.  Until the end of the foregoing period, the  Distributors and Funds shall continue to accept and implement orders by the
Company for the purchase  (and  redemption)  of shares of the Fund to the extent such actions do not violate applicable law.

             (b)  DISREGARD  OF  OWNER  VOTING.  If  a  material  irreconcilable conflict  arises  because  of  Company's  decision  to  disregard  Owner  voting instructions and that decision  represents a minority position or would preclude a majority vote, Company may be required,  at the applicable Fund's election, to withdraw the  Account's  investment  in said Fund.  No charge or penalty will be imposed against the Account as a result of such withdrawal.

         10.5 LIMITATIONS ON CONSEQUENCES. For purposes of Sections 10.3 through
10.5  of  this  Agreement,  a  majority  of the  disinterested  Directors  shall determine  whether any proposed action  adequately  remedies any  irreconcilable material  conflict.  In no event will a Fund, the Adviser or the Distributors be required to establish a new funding medium for any of the Contracts. The Company shall not be required by Section 10.3 to establish a new funding  medium for the
Contracts if an offer to do so has been declined by vote of a majority of Owners affected  by the  irreconcilable  material  conflict.  In  the  event  that  the
Directors  determine  that any proposed  action does not  adequately  remedy any irreconcilable  material conflict,  then the Company will withdraw the Account's investment in the applicable Fund and terminate this Agreement as quickly as may be required to comply with  applicable  law,  but in no event later than six (6)
months  after the  Directors  inform the  Company  in  writing of the  foregoing determination,  PROVIDED, HOWEVER, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict.

         10.6  CHANGES  IN LAWS.  If and to the  extent  that Rule 6e-2 and Rule
6e-3(T) are amended,  or Rule 6e-3 is adopted,  to provide exemptive relief from any  provision of the Act or the rules  promulgated  thereunder  with respect to mixed or shared funding (as defined in the Funds'  Exemptive Order) on terms and conditions  materially  different from those  contained in the Funds'  Exemptive
Order,  then (a) the Funds and/or the Adviser,  as appropriate,  shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and
Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections
10.1, 10.2, 10.3 and 10.4 of this Agreement shall continue in effect only to the extent that terms and  conditions  substantially  identical to such Sections are contained in such Rule(s) as so amended or adopted.

11.      MAINTENANCE OF RECORDS.

             (a) Recordkeeping and other administrative services to Owners shall be the  responsibility of the Company and shall not be the responsibility of the
Funds,  Adviser or Distributors.  None of the Funds, the Adviser or Distributors
shall maintain separate  accounts or records for Owners.  Company shall maintain and preserve all records as required by law to be  maintained  and  preserved in connection  with  providing  the  Services  and in  making  shares  of the Funds available to the Account.

             (b) Upon the  request of the Adviser or  Distributors,  the Company shall provide  copies of all the  historical  records  relating to  transactions between the Funds and the Account, written communications regarding the Funds to or from the Account and other  materials,  in each case (1) as are maintained by the  Company in the  ordinary  course of its  business  and in  compliance  with applicable law, and (2) as may reasonably be requested to enable the Adviser and
Distributors, or its representatives,  including without limitation its auditors or legal  counsel,  to (A) monitor and review the Services,  (B) comply with any request of a governmental  body or  self-regulatory  organization or the Owners,
(C) verify compliance by the Company with the terms of this Agreement,  (D) make required regulatory  reports,  (E) verify to Advisor's  reasonable  satisfaction that all  purchase and  redemption  orders  aggregated  for each Trade Date were received  by  Company  prior to the close of  trading  on the NYSE on such Trade
Date, or (F) perform general  customer  supervision.  The Company agrees that it will permit the Adviser and  Distributors or such  representatives  of either to have  reasonable  access to its personnel and records in order to facilitate the monitoring of the quality of the Services.

             (c) Upon the request of the Company,  the Adviser and  Distributors shall provide  copies of all the  historical  records  relating to  transactions between the Funds and the Account, written communications regarding the Funds to or from the Account and other  materials,  in each case (1) as are maintained by the Adviser and Distributors,  as the case may be, in the ordinary course of its business and in compliance  with  applicable  law, and (2) as may  reasonably be requested  to enable the  Company,  or its  representatives,  including  without limitation  its auditors or legal  counsel,  to (A) comply with any request of a governmental  body or  self-regulatory  organization  or the Owners,  (B) verify compliance by the Adviser and Distributors with the terms of this Agreement, (C)
make required regulatory reports, or (D) perform general customer supervision.

             (d) The  Parties  agree to  cooperate  in good  faith in  providing records to one another pursuant to this Section 11.

12.      TERM AND TERMINATION.

         12.1 TERM AND TERMINATION  WITHOUT CAUSE. This Agreement shall continue in full force and effect unless  terminated by any Party upon six months advance written notice or for one or more of the reasons noted in 12.2 through 12.4.

         12.2 TERMINATION BY FUND,  DISTRIBUTORS OR ADVISER FOR CAUSE.  Adviser,
Fund or  Distributors  may  terminate  this  Agreement by written  notice to the
Company, if any of them shall determine,  in its sole judgment exercised in good faith,  that (a) the  Company  has  suffered  a material  adverse  change in its business,  operations,  financial  condition or prospects since the date of this
Agreement  or is the subject of material  adverse  publicity;  or (b) any of the
Contracts are not registered, issued or sold in accordance with applicable state and federal law or such law precludes  the use of Fund shares as the  underlying investment media of the Contracts issued or to be issued by the Company.

         12.3  TERMINATION  BY COMPANY  FOR CAUSE.  Company may  terminate  this
Agreement by written notice to the Adviser,  Funds and Distributors,  if Company shall determine,  in its sole judgment  exercised in good faith, that (a) any of the Fund shares are not registered, issued or sold in accordance with applicable state  or  federal  law or such  law  precludes  the use of such  shares  as the underlying  investment  media of the  Contracts  issued  or to be  issued by the
Company;  (b) a Fund ceases to qualify as a Regulated  Investment  Company under
Subchapter M of the Code or under any successor or similar provision,  or if the
Company  reasonably  believes that a Fund may fail to so qualify;  or (c) a Fund fails to meet the diversification requirements specified in Section 6.4(a) or if
the   Company   reasonably   believes   that  a  Fund  may  fail  to  meet  such
diversification  requirements  or (d)  the  Adviser,  Fund or  Distributors  has
suffered  a  material  adverse  change in its  business,  operations,  financial condition  or  prospects  since the date of this  Agreement or is the subject of material adverse publicity.

         12.4  TERMINATION BY ANY PARTY.  This Agreement may be terminated as to any Fund by any Party at any time (a) by giving 30 days'  written  notice to the other Parties in the event of a material  breach of this  Agreement by the other
Party or Parties that is not cured during such 30-day  period,  and (b) (i) upon institution  of formal  proceedings  relating  to the  legality of the terms and conditions of this Agreement  against the Account,  Company,  any Designee,  the
Funds, Adviser or Distributors by the NASD, the SEC or any other regulatory body provided that the terminating Party has a reasonable belief that the institution of formal proceedings is not without foundation and will have a material adverse impact  on the  terminating  Party,  (ii) by the  non-assigning  Party  upon the assignment of this Agreement in contravention  of the terms hereof,  or (iii) as is required by law, order or instruction by a court of competent jurisdiction or a regulatory body or  self-regulatory  organization  with  jurisdiction over the terminating Party.

         12.5 LIMIT ON  TERMINATION.  Notwithstanding  the  termination  of this
Agreement with respect to any or all Funds,  for so long as any Contracts remain outstanding  and invested in a Fund each Party to this Agreement  shall continue to perform  such of its duties under this  Agreement as are  necessary to ensure
the  continued  tax  deferred   status  thereof  and  the  payment  of  benefits
thereunder,  except to the extent proscribed by law, the SEC or other regulatory body.  Notwithstanding  the foregoing,  nothing in this Section 12.5 obligates a
Fund to continue in  existence.  In the event that any Fund elects to  terminate its operations,  the Company shall, as soon as practicable,  obtain an exemptive order or order  of  substitution  from the SEC to  remove  all  Owners  from the applicable Fund.

13.      NOTICES.

         All notices under this  Agreement  shall be given in writing (and shall be deemed to have been duly given  upon  receipt)  by  delivery  in  person,  by facsimile,  by registered or certified  mail or by overnight  delivery  (postage prepaid, return receipt requested) to the respective Parties as follows:

                  If to Strong Variable:

                           Strong Variable Insurance Funds, Inc.
                           100 Heritage Reserve
                           Milwaukee, WI 53051
                           Attention: General Counsel
                           Facsimile No.:  414/359-3948

                  If to Opportunity Fund II:

                           Strong Opportunity Fund II, Inc.
                           100 Heritage Reserve
                           Milwaukee, WI 53051
                           Attention: General Counsel
                           Facsimile No.:  414/359-3948

                  If to Adviser:

                           Strong Capital Management, Inc.
                           100 Heritage Reserve
                           Milwaukee, WI 53051
                           Attention: General Counsel
                           Facsimile No.:  414/359-3948

                  If to Distributors:

                           Strong Investments, Inc.
                           100 Heritage Reserve
                           Milwaukee, WI 53051
                           Attention: General Counsel
                           Facsimile No.:  414/359-3948

                  If to Company:

                           Security Benefit Life Insurance Company
                           700 SW Harrison
                           Topeka, Kansas 66636
                           Attention: General Counsel
                           Facsimile No.: (785) 431-3080

14.      MISCELLANEOUS.

         14.1.  CAPTIONS.  The  captions  in this  Agreement  are  included  for convenience of reference only and in no way affect the construction or effect of any provisions hereof.

         14.2. ENFORCEABILITY. If any portion of this Agreement shall be held or made invalid by a court decision,  statute, rule or otherwise,  the remainder of the Agreement shall not be affected thereby.

         14.3.  COUNTERPARTS.  This Agreement may be executed  simultaneously in two or more counterparts,  each of which taken together shall constitute one and the same instrument.

         14.4.  REMEDIES NOT  EXCLUSIVE.  The rights,  remedies and  obligations contained in this  Agreement are  cumulative  and are in addition to any and all rights, remedies and obligations, at law or in equity, which the Parties to this
Agreement are entitled to under state and federal laws.

         14.5. CONFIDENTIALITY. Subject to the requirements of legal process and regulatory authority, the Funds and Distributors shall treat as confidential the names  and  addresses  of  the  owners  of the  Contracts  and  all  information reasonably  identified  as  confidential  in  writing  by the  Company  to  this
Agreement  and,  except as  permitted  by this  Agreement,  shall not  disclose,
disseminate  or  utilize  such  names  and  addresses  and  other   confidential
information  without the express  written consent of the Company until such time as it may come into the public domain.

         14.6.   GOVERNING  LAW.  This  Agreement   shall  be  governed  by  and
interpreted  in  accordance  with the  internal  laws of the State of  Wisconsin applicable to agreements fully executed and to be performed  therein;  exclusive of conflicts of laws.

         14.7.  SURVIVABILITY.  Sections 6, 7.2, 7.3, 7.4, 9, 11 and 12.5 hereof shall survive termination of this Agreement. In addition, all provisions of this
Agreement  shall  survive  termination  of this  Agreement in the event that any
Contracts are invested in a Fund at the time the termination  becomes  effective and shall survive for so long as such Contracts remain so invested.

         14.8.  AMENDMENT AND WAIVER.  No  modification of any provision of this
Agreement  will be binding  unless in writing  and  executed  by the Party to be bound  thereby.  No waiver of any  provision of this  Agreement  will be binding
unless  in  writing  and   executed   by  the  Party   granting   such   waiver.
Notwithstanding  anything in this  Agreement  to the  contrary,  the Adviser may unilaterally  amend  Exhibit A to this  Agreement  to add  additional  series of
Strong Variable Funds ("New Funds") as Funds by sending to the Company a written notice of the New Funds provided, however, that Company shall have no obligation to make New Funds  available in the  Contracts.  Any valid waiver of a provision set forth  herein shall not  constitute a waiver of any other  provision of this
Agreement.  In addition,  any such waiver shall  constitute a present  waiver of such  provision  and shall not  constitute  a  permanent  future  waiver of such provision.

         14.9. ASSIGNMENT.  This Agreement shall be binding upon and shall inure to the benefit of the  Parties  and their  respective  successors  and  assigns;
PROVIDED,  HOWEVER,  that neither  this  Agreement  nor any rights,  privileges, duties or  obligations  of the Parties may be assigned by any Party  without the written  consent  of the other  Parties  or as  expressly  contemplated  by this
Agreement.

         14.10. ENTIRE AGREEMENT.  This Agreement contains the full and complete understanding  between the Parties with respect to the transactions  covered and contemplated  under this  Agreement,  and  supersedes  all prior  agreements and understandings  between the  Parties  relating  to the  subject  matter  hereof, whether oral or written, express or implied.

         14.11.  RELATIONSHIP OF PARTIES; NO JOINT VENTURE,  ETC. Except for the
limited  purpose  provided in Section 3.8, it is understood  and agreed that the
Company and each of its Designees  shall be acting as an independent  contractor and not as an employee or agent of the Adviser,  Distributors or the Funds,  and none of the  Parties  shall hold  itself out as an agent of any other Party with the authority to bind such Party.  Neither the execution nor performance of this
Agreement  shall be deemed to create a partnership or joint venture by and among any of the Company, any Designees, Funds, Adviser, or Distributors.

         14.12. EXPENSES. All expenses incident to the performance by each Party of its respective duties under this Agreement shall be paid by that Party.

         14.13. TIME OF ESSENCE. Time shall be of the essence in this Agreement.

         14.14.  NON-EXCLUSIVITY.  Each of the Parties  acknowledges  and agrees that this  Agreement and the  arrangements  described  herein are intended to be non-exclusive  and  that  each of the  Parties  is free to  enter  into  similar agreements and arrangements with other entities.

         14.15.  OPERATIONS  OF FUNDS.  In no way shall the  provisions  of this
Agreement limit the authority of the Funds,  the Adviser or Distributors to take such action as it may deem  appropriate  or  advisable  in  connection  with all matters relating to the operation of such Fund and the sale of its shares. In no way shall the provisions of this Agreement limit the authority of the Company to take such action as it may deem  appropriate or advisable in connection with all matters  relating to the provision of Services or the shares of funds other than the Funds offered to the Account.

                                   SECURITY BENEFIT LIFE
                                   INSURANCE COMPANY

                        By:        ELLIOTT SHIFMAN
                                   -------------------------------
                       Name:       Elliott Shifman
                      Title:       Vice President

                                   STRONG CAPITAL MANAGEMENT, INC.

                        By:        CONSTANCE WICK
                                   -------------------------------
                       Name:       Constance Wick
                      Title:       Vice President

                                   STRONG INVESTMENTS, INC.

                        By:        CONSTANCE WICK
                                   -------------------------------
                       Name:       Constance Wick
                      Title:       Assistant Secretary

                                   STRONG VARIABLE INSURANCE FUNDS, INC.
                                   on behalf of the Designated Portfolios

                        By:        CATHLEEN A. EBACHER
                                   -------------------------------
                       Name:       Cathleen A. Ebacher
                      Title:       Vice President and Assistant Secretary

                                   STRONG OPPORTUNITY FUND II, INC.

                        By:        CATHLEEN A. EBACHER
                                   -------------------------------
                       Name:       Cathleen A. Ebacher
                      Title:       Vice President and Assistant Secretary

                                    EXHIBIT A

The following is a list of Designated Portfolios under this Agreement:

         (None)

                                    EXHIBIT B

                                  THE SERVICES

         Company or its Designees  shall perform the  following  services.  Such services  shall  be the  responsibility  of the  Company  and  shall  not be the responsibility of the Funds, Adviser or Distributors.

         1.  Maintain  separate  records for each  Account,  which records shall reflect Fund shares  ("Shares")  purchased and redeemed,  including the date and price for all  transactions,  Share  balances,  and the name and address of each
Owner, including zip codes and tax identification numbers.

         2. Credit  contributions  to individual  Owner accounts and invest such contributions in shares of the Funds consistent with the terms of the Contracts.

         3.  Disburse  or credit to the  Owners,  and  maintain  records of, all proceeds  of  redemptions  of  Fund  shares  and  all  other  distributions  not reinvested in shares.

         4.  Prepare and  transmit to the Owners,  periodic  account  statements showing,  among other things, the total number of accumulation units owned under the Contract as of the statement  closing date,  purchases  and  redemptions  of accumulation  units during the period covered by the  statement,  and such other information pertaining to the account as may be required by law.

         5. Transmit to the Owners, as required by applicable law, prospectuses, proxy materials,  shareholder  reports,  and other  information  provided by the
Adviser, Distributors or Funds and required to be sent to shareholders under the
Federal securities laws.

         6. Transmit to  Distributors  purchase  orders and redemption  requests placed by the Account and arrange for the transmission of funds to the Funds.

         7. Transmit to Distributors such periodic reports as Distributors shall reasonably  conclude is necessary to enable the Funds to comply with  applicable
Federal securities and state Blue Sky requirements.

         8.  Transmit  to  each  Owner  confirmations  of  purchase  orders  and redemption requests placed by each Owner.

         9. Maintain all account  balance  information for the Account as may be required by law.

         10. Prepare,  transmit and file any Federal, state and local government reports and returns as required by law with respect to each  account  maintained on behalf of the Account.

         11. Respond to Owners' inquiries  regarding,  among other things, share prices,  account  balances,  dividend options,  dividend  amounts,  and dividend payment dates.

                         EXHIBIT C--ACCOUNT INFORMATION

                    (FOR ACCOUNTS TO HAVE DIVIDENDS AND CAPITAL GAINS
                           REINVESTED AUTOMATICALLY)

1.   Entity in whose name each Account will be opened:   Security Benefit Life
     Mailing address:                                    AdvisorDesigns Variable Annuity
                                                         700 SW Harrison
                                                         Topeka, KS  66636

2.   Employer ID number (FOR INTERNAL USAGE ONLY):       48-0409770

3.   Authorized contact persons:  The following persons are authorized on behalf of the Company to effect transactions in each Account:

Name:  Lisa Young                 Phone:  785-431-3267
Name:  Mark Sanderson             Phone:  785-431-3609
Name:  Wendy Katsbulas            Phone:  785 431-3089
Name:  Kathie Duguid              Phone:  785-431-3032

4.   Will the Accounts have telephone exchange?           ____ Yes            _X__ No
     (THIS OPTION LETS COMPANY REDEEM SHARES BY TELEPHONE AND APPLY THE PROCEEDS
     FOR PURCHASE IN ANOTHER IDENTICALLY REGISTERED ACCOUNT.)

5.   Will the Accounts have telephone redemption?         ____ Yes            _X__ No
     (THIS OPTION LETS COMPANY SELL SHARES BY TELEPHONE.  THE PROCEEDS WILL BE
     WIRED TO THE BANK ACCOUNT SPECIFIED BELOW.)

6.   All dividends and capital gains will be reinvested automatically.

7.   Instructions for all outgoing wire transfers:     UMB Bank, NA
                                                       Topeka, KS 66605
                                                       Security Benefit Life A Account
                                                       ABA #101000695
                                                       BNF=D9870848783
                                                       AdvisorDesigns Variable Annuity

8.   SERVICER CERTIFIES UNDER PENALTY OF PERJURY THAT:

         (i)  THE NUMBER SHOWN ON THIS  FORM IS  THE CORRECT  EMPLOYER ID NUMBER
(OR THAT SERVICER IS WAITING TO BE ISSUED AN EMPLOYER ID NUMBER), AND

         (ii) SERVICER IS NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (a) SERVICER
IS EXEMPT FROM BACKUP WITHHOLDING,  OR (b) SERVICER HAS NOT BEEN NOTIFIED BY THE
INTERNAL REVENUE SERVICE ("IRS") THAT IT IS SUBJECT TO  BACKUP WITHHOLDING  AS A
RESULT OF  FAILURE  TO REPORT  ALL  INTEREST  OR  DIVIDENDS,  OR (c) THE IRS HAS
NOTIFIED THE SERVICER THAT IT IS NO LONGER SUBJECT TO BACKUP WITHHOLDING.

(CROSS OUT (ii) IF SERVICER HAS BEEN  NOTIFIED  BY THE IRS THAT IT IS SUBJECT TO
BACKUP  WITHHOLDING  BECAUSE OF UNDERREPORTING  INTEREST OR DIVIDENDS ON ITS TAX
RETURN.)

         THE IRS DOES NOT REQUIRE SERVICER'S  CONSENT TO ANY  PROVISION  OF THIS
DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

          CHRIS SWICKARD                       3/6/01
     ---------------------------------         (DATE)
     (SIGNATURE OF AUTHORIZED OFFICER)
       2ND VP and Assistant Counsel

(Servicer  shall inform Company and  Distributors  of any changes to information provided  in  this  Account  Information  Form  pursuant  to  Section  13 of the
Agreement.)

PLEASE  NOTE:   DISTRIBUTORS  EMPLOYS  REASONABLE  PROCEDURES  TO  CONFIRM  THAT
INSTRUCTIONS  COMMUNICATED  BY  TELEPHONE  ARE GENUINE AND MAY NOT BE LIABLE FOR
LOSSES DUE TO UNAUTHORIZED OR FRAUDULENT INSTRUCTIONS. PLEASE SEE THE PROSPECTUS
FOR THE  APPLICABLE  FUND FOR MORE  INFORMATION  ON THE  TELEPHONE  EXCHANGE AND
REDEMPTION PRIVILEGES.

                                    EXHIBIT D

                          Billing and Count Information

1.       Contact person to receive administrative fees:

         Name:                Amy Damman
         Title:               Manager of Financial Reporting
         Company Name:        Security Benefit Group
         Address:             700 SW Harrison St.
         City, State, Zip:    Topeka, KS  66636
         Phone Number:        785-431-5175
         Fax Number:
         E-mail address:      amy.damman@securitybenefit.com

2.       Contact person that will furnish participant/shareholder counts:

         Name:                Chris Jones
         Title:               Market Research Analyst
         Company Name:        Security Benefit Group
         Address:             700 SW Harrison
         City, State, Zip:    Topeka, KS  66636
         Phone Number:        785-431-3082
         Fax Number:          785-368-1446
         E-mail address:      chris.jones@securitybenefit.com

                                    EXHIBIT E

                                            (list of authorized representatives)

See Exhibit C